UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2010 (April 20, 2010)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (225) 388-8011

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5— Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2010, at the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Albemarle Corporation (the “Company”), upon recommendation of the Board of Directors of the Company, the shareholders approved amendments to the Albemarle Corporation 2008 Incentive Plan and the Albemarle Corporation 2008 Stock Compensation Plan for Non-Employee Directors (as amended, the “Plans”). The terms and conditions of the Plans are described on pages 49 through 57 of the definitive Proxy Statement for the Annual Meeting that was filed with the Securities and Exchange Commission on March 9, 2010 on Form DEF 14A (the “2010 Proxy Statement”), which descriptions are incorporated by reference herein. The descriptions of the Plans are qualified in their entirety by reference to the full text of the amendments to the Plans, which are attached as Appendix A and Appendix B to the 2010 Proxy Statement, respectively, and are filed hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

In addition, on April 20, 2010, the Board of Directors appointed Barry W. Perry to the Audit Committee and the Health, Safety and Environment Committee.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 20, 2010, the Company held its Annual Meeting. As of the record date for the Annual Meeting, February 16, 2010, there were 91,314,008 shares of common stock outstanding and entitled to vote, of which the holders of 83,374,417 shares of common stock were represented in person or by proxy at the Annual Meeting. Matters approved at the Annual Meeting were the (i) election of the ten nominees set forth in the 2010 Proxy Statement to the Board of Directors, (ii) approval of the Amendment to the Albemarle Corporation 2008 Incentive Plan (the “2008 Incentive Plan Amendment”) (iii) approval of the Amendment to the Albemarle Corporation 2008 Stock Compensation Plan for Non-Employee Directors (the “2008 Directors Stock Plan Amendment”), and (iv) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The voting shareholders elected the ten nominees set forth in the 2010 Proxy Statement to the Board of Directors with the following affirmative votes and votes withheld:

Director	Affirmative Votes	Withheld Votes	Broker Non-Votes
J. Alfred Broaddus, Jr.	77,514,414	628,142	5,231,861
R. William Ide III	77,534,430	608,126	5,231,861
Richard L. Morrill	77,549,931	592,625	5,231,861
Jim W. Nokes	77,557,894	584,662	5,231,861
Barry W. Perry	77,889,323	253,233	5,231,861
Mark C. Rohr	76,854,441	1,288,115	5,231,861
John Sherman, Jr.	77,535,703	606,853	5,231,861
Charles E. Stewart	77,310,031	832,525	5,231,861
Harriett Tee Taggart	77,897,512	245,044	5,231,861
Anne Marie Whittemore	77,280,821	861,735	5,231,861

The voting shareholders also approved the 2008 Incentive Plan Amendment. Votes cast with respect to the approval of the 2008 Incentive Plan Amendment were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
60,750,480	16,868,423	523,653	5,231,861	83,374,417

The voting shareholders also approved the 2008 Directors Stock Plan Amendment. Votes cast with respect to the approval of the 2008 Directors Stock Plan Amendment were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
76,326,207	1,280,218	536,131	5,231,861	83,374,417

The voting shareholders also approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes	Total
83,222,073	78,882	73,462	—	83,374,417

There were no broker non-votes with respect to the ratification of the Company’s independent registered public accounting firm.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment to the Albemarle Corporation 2008 Incentive Plan (filed as Appendix A to the 2010 Proxy Statement and incorporated herein by reference)

10.2	First Amendment to the Albemarle Corporation 2008 Stock Compensation Plan for Non-Employee Directors (filed as Appendix B to the 2010 Proxy Statement and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2010

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Vice President, Chief Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Second Amendment to the Albemarle Corporation 2008 Incentive Plan (filed as Appendix A to the 2010 Proxy Statement and incorporated herein by reference)

10.2	First Amendment to the Albemarle Corporation 2008 Stock Compensation Plan for Non-Employee Directors (filed as Appendix B to the 2010 Proxy Statement and incorporated herein by reference)